Exhibit 10.166 - 6.95% Senior Notes

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN SECTION 15.2 OF THE NOTE PURCHSE AGREEMENTS (AS HEREINAFTER DEFINED). THE UNDERSIGNED SHALL HAVE NO OBLIGATION TO REGISTER THIS NOTE UNDER THE 1933 ACT.

              TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

                                   KINRO, INC.
                            LIPPERT COMPONENTS, INC.
                               SHOALS SUPPLY, INC.

                     6.95% SENIOR NOTE DUE JANUARY 28, 2005

No. R-1                                                         January 28, 1998
$22,500,000                                                       PPN: 49713@AA1

            FOR VALUE RECEIVED, each of the undersigned, Kinro, Inc. ("Kinro"), an Ohio corporation, Shoals Supply, Inc. ("Shoals"), a Delaware corporation and Lippert Components, Inc. ("Lippert"), a Delaware corporation, hereby jointly and severally promises to pay to Teachers Insurance and Annuity Association of America, or registered assigns, the principal sum of TWENTY-TWO MILLION FIVE HUNDRED THOUSAND DOLLARS on January 28, 2005, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.95% per annum from the date hereof, payable semi-annually, on the 28th day of July and January in each year, commencing with July 28, 1998, until the principal hereof shall have become due and payable, and
(b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 2% or (ii) the rate announced from time to time by Morgan Guaranty Trust Company of New York as its prime rate, plus 2% per annum.

            Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the office of Drew Industries Incorporated, 200 Mamaroneck Avenue, White Plains, New York 10601, or at such other location as designated under
Section 11.1 of the Note Purchase Agreements referred to below, in each case subject to the right of the registered holder hereof under said Note Purchase Agreements to receive direct payment in immediately available funds.

            This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of January 28, 1998 (as from time to time amended, the "Note Purchase Agreements"), between the Co-Issuers and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 22 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 7 of the Note Purchase Agreements.

            This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount (or such lesser amount as shall equal the aggregate amount outstanding thereunder) will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Co-Issuers may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Co-Issuers will not be affected by any notice to the contrary.

            The Co-Issuers will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements including, without limitation, Section 9.1. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

            If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

            This Note shall be construed and enforced in accordance with and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of such State that would require the application of the laws of a jurisdiction other than such State.

                                        KINRO, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        LIPPERT COMPONENTS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        SHOALS SUPPLY, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN SECTION 15.2 OF THE NOTE PURCHSE AGREEMENTS (AS HEREINAFTER DEFINED). THE UNDERSIGNED SHALL HAVE NO OBLIGATION TO REGISTER THIS NOTE UNDER THE 1933 ACT.


                           USG ANNUITY & LIFE COMPANY


                                   KINRO, INC.
                            LIPPERT COMPONENTS, INC.
                               SHOALS SUPPLY, INC.


                     6.95% SENIOR NOTE DUE JANUARY 28, 2005

No. R-5                                                         January 28, 1998
$2,000,000                                                        PPN: 49713@AA1


            FOR VALUE RECEIVED, each of the undersigned, Kinro, Inc. ("Kinro"), an Ohio corporation, Shoals Supply, Inc. ("Shoals"), a Delaware corporation and Lippert Components, Inc. ("Lippert"), a Delaware corporation, hereby jointly and severally promises to pay to USG Annuity & Life Company, or registered assigns, the principal sum of TWO MILLION DOLLARS on January 28, 2005, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.95% per annum from the date hereof, payable semi-annually, on the 28th day of July and January in each year, commencing with July 28, 1998, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 2% or (ii) the rate announced from time to time by Morgan Guaranty Trust Company of New York as its prime rate, plus 2% per annum.

            Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the office of Drew Industries Incorporated, 200 Mamaroneck Avenue, White Plains, New York 10601, or at such other location as designated under
Section 11.1 of the Note Purchase Agreements referred to below, in each case subject to the right of the registered holder hereof under said Note Purchase Agreements to receive direct payment in immediately available funds.

            This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of January 28, 1998 (as from time to time amended, the "Note Purchase Agreements"), between the Co-Issuers and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 22 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 7 of the Note Purchase Agreements.

            This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount (or such lesser amount as shall equal the aggregate amount outstanding thereunder) will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Co-Issuers may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Co-Issuers will not be affected by any notice to the contrary.

            The Co-Issuers will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements including, without limitation, Section 9.1. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

            If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

            This Note shall be construed and enforced in accordance with and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of such State that would require the application of the laws of a jurisdiction other than such State.

                                        KINRO, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        LIPPERT COMPONENTS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        SHOALS SUPPLY, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN SECTION 15.2 OF THE NOTE PURCHSE AGREEMENTS (AS HEREINAFTER DEFINED). THE UNDERSIGNED SHALL HAVE NO OBLIGATION TO REGISTER THIS NOTE UNDER THE 1933 ACT.


                    EQUITABLE LIFE INSURANCE COMPANY OF IOWA


                                   KINRO, INC.
                            LIPPERT COMPONENTS, INC.
                               SHOALS SUPPLY, INC.


                     6.95% SENIOR NOTE DUE JANUARY 28, 2005

No. R-4                                                         January 28, 1998
$2,000,000                                                        PPN: 49713@AA1


            FOR VALUE RECEIVED, each of the undersigned, Kinro, Inc. ("Kinro"), an Ohio corporation, Shoals Supply, Inc. ("Shoals"), a Delaware corporation and Lippert Components, Inc. ("Lippert"), a Delaware corporation, hereby jointly and severally promises to pay to Equitable Life Insurance Company of Iowa, or registered assigns, the principal sum of TWO MILLION DOLLARS on January 28, 2005, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.95% per annum from the date hereof, payable semi-annually, on the 28th day of July and January in each year, commencing with July 28, 1998, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 2% or (ii) the rate announced from time to time by Morgan Guaranty Trust Company of New York as its prime rate, plus 2% per annum.

            Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the office of Drew Industries Incorporated, 200 Mamaroneck Avenue, White Plains, New York 10601, or at such other location as designated under
Section 11.1 of the Note Purchase Agreements referred to below, in each case subject to the right of the registered holder hereof under said Note Purchase Agreement to receive direct payment in immediately available funds.

            This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of January 28, 1998 (as from time to time amended, the "Note Purchase Agreements"), between the Co-Issuers and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 22 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 7 of the Note Purchase Agreements.

            This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount (or such lesser amount as shall equal the aggregate amount outstanding thereunder) will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Co-Issuers may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Co-Issuers will not be affected by any notice to the contrary.

            The Co-Issuers will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements including, without limitation, Section 9.1. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

            If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

            This Note shall be construed and enforced in accordance with and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of such State that would require the application of the laws of a jurisdiction other than such State.

                                        KINRO, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        LIPPERT COMPONENTS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        SHOALS SUPPLY, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN SECTION 15.2 OF THE NOTE PURCHSE AGREEMENTS (AS HEREINAFTER DEFINED). THE UNDERSIGNED SHALL HAVE NO OBLIGATION TO REGISTER THIS NOTE UNDER THE 1933 ACT.


                    MIDWESTERN UNITED LIFE INSURANCE COMPANY


                                   KINRO, INC.
                            LIPPERT COMPONENTS, INC.
                               SHOALS SUPPLY, INC.


                     6.95% SENIOR NOTE DUE JANUARY 28, 2005

No. R-2                                                         January 28, 1998
$9,600,000                                                        PPN: 49713@AA1


            FOR VALUE RECEIVED, each of the undersigned, Kinro, Inc. ("Kinro"), an Ohio corporation, Shoals Supply, Inc. ("Shoals"), a Delaware corporation and Lippert Components, Inc. ("Lippert"), a Delaware corporation, hereby jointly and severally promises to pay to Midwestern United Life Insurance Company, or registered assigns, the principal sum of NINE MILLION SIX HUNDRED THOUSAND DOLLARS on January 28, 2005, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.95% per annum from the date hereof, payable semi-annually, on the 28th day of July and January in each year, commencing with July 28, 1998, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 2% or (ii) the rate announced from time to time by Morgan Guaranty Trust Company of New York as its prime rate, plus 2% per annum.

            Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the office of Drew Industries Incorporated, 200 Mamaroneck Avenue, White Plains, New York 10601, or at such other location as designated under
Section 11.1 of the Note Purchase Agreements referred to below, in each case subject to the right of the registered holder hereof under said Note Purchase Agreements to receive direct payment in immediately available funds.

            This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of January 28, 1998 (as from time to time amended, the "Note Purchase Agreements"), between the Co-Issuers and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 22 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 7 of the Note Purchase Agreements.

            This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount (or such lesser amount as shall equal the aggregate amount outstanding thereunder) will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Co-Issuers may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Co-Issuers will not be affected by any notice to the contrary.

            The Co-Issuers will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements including, without limitation, Section 9.1. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

            If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

            This Note shall be construed and enforced in accordance with and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of such State that would require the application of the laws of a jurisdiction other than such State.


                                        KINRO, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        LIPPERT COMPONENTS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        SHOALS SUPPLY, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN SECTION 15.2 OF THE NOTE PURCHSE AGREEMENTS (AS HEREINAFTER DEFINED). THE UNDERSIGNED SHALL HAVE NO OBLIGATION TO REGISTER THIS NOTE UNDER THE 1933 ACT.


                    SECURITY LIFE OF DENVER INSURANCE COMPANY


                                   KINRO, INC.
                            LIPPERT COMPONENTS, INC.
                               SHOALS SUPPLY, INC.


                     6.95% SENIOR NOTE DUE JANUARY 28, 2005

No. R-3                                                         January 28, 1998
$3,900,000                                                        PPN: 49713@AA1


            FOR VALUE RECEIVED, each of the undersigned, Kinro, Inc. ("Kinro"), an Ohio corporation, Shoals Supply, Inc. ("Shoals"), a Delaware corporation and Lippert Components, Inc. ("Lippert"), a Delaware corporation, hereby jointly and severally promises to pay to Security Life of Denver Insurance Company, or registered assigns, the principal sum of THREE MILLION NINE HUNDRED THOUSAND DOLLARS on January 28, 2005, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.95% per annum from the date hereof, payable semi-annually, on the 28th day of July and January in each year, commencing with July 28, 1998, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 2% or (ii) the rate announced from time to time by Morgan Guaranty Trust Company of New York as its prime rate, plus 2% per annum.

            Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the office of Drew Industries Incorporated, 200 Mamaroneck Avenue, White Plains, New York 10601, or at such other location as designated under
Section 11.1 of the Note Purchase Agreements referred to below, in each case subject to the right of the registered holder hereof under said Note Purchase Agreements to receive direct payment in immediately available funds.

            This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of January 28, 1998 (as from time to time amended, the "Note Purchase Agreements"), between the Co-Issuers and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 22 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 7 of the Note Purchase Agreements.

            This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount (or such lesser amount as shall equal the aggregate amount outstanding thereunder) will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Co-Issuers may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Co-Issuers will not be affected by any notice to the contrary.

            The Co-Issuers will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements including, without limitation, Section 9.1. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

            If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

            This Note shall be construed and enforced in accordance with and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of such State that would require the application of the laws of a jurisdiction other than such State.


                                        KINRO, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        LIPPERT COMPONENTS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        SHOALS SUPPLY, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                       3